Derivative Financial Instruments	12 Months Ended
Dec. 31, 2011
Derivative Financial Instruments [Abstract]
Derivative Financial Instruments

11. DERIVATIVE FINANCIAL INSTRUMENTS

     The Company sells indexed annuities, which permit the holder to elect a fixed interest rate return or an indexed return, where interest credited to the contracts is based on the performance of the S&P 500 Index, subject to an upper limit or cap and minimum guarantees. Policyholders may elect to rebalance between interest crediting options at renewal dates annually. At each renewal date, the Company has the opportunity to re-price the indexed component by changing the cap, subject to minimum guarantees. The Company estimates the fair value of the index-based interest guarantees for the current period and for all future reset periods until contract maturity. Changes in the fair value of the index-based interest guarantees are recorded as interest credited. The liability represents an estimate of the cost of the options to be purchased in the future to manage the risk related to the index-based interest guarantees. The liability for indexed based interest guarantees is the present value of future cash flows attributable to the projected index growth that are in excess of cash flows attributable to fixed interest rates guarantees. The excess cash flows are discounted back to the date of the balance sheet using current market indicators for future interest rates and option costs. Cash flows depend on actuarial estimates for policyholder lapse behavior and management's discretion in setting renewal index-based interest guarantees.

     The Company purchases S&P 500 Index options for its interest crediting strategy used in its indexed annuity product. The S&P 500 Index options are purchased from investment banks and are selected in a manner that supports the amount of interest that is expected to be credited in the current year to annuity policyholder accounts that are dependent on the performance of the S&P 500 Index. The purchase of S&P 500 Index options is a pivotal part of the Company's risk management strategy for indexed annuity products. The S&P 500 Index options are exclusively used for risk management. While valuations of the S&P 500 Index options are sensitive to a number of variables, valuations for S&P 500 Index options purchased are most sensitive to changes in the S&P 500 Index value and the implied volatilities of this index. The Company generally purchases fewer than five S&P 500 Index option contract per month, which all have an expiry date of one year from the date of purchase.

     The notional amount of the Company's S&P 500 Index options at December 31, 2011 and 2010 was $303.1 million and $303.8 million, respectively. Option premiums paid for the Company's S&P 500 Index option contracts were $9.6 million and $9.1 million for 2011 and 2010, respectively. The Company received $15.5 million and $12.8 million for options exercised in 2011 and 2010, respectively.

     The Company recognizes all derivative investments as assets or liabilities in the balance sheet at fair value. The Company does not designate its derivatives as hedging instruments and thus does not use hedge accounting. As such, any change in the fair value of the derivative assets and derivative liabilities is recognized as income or loss in the period of change. See "Note 9—Fair Value" for additional information regarding the fair value of the Company's derivative assets and liabilities.

The following table sets forth the fair value of the Company's derivative assets and liabilities:

Derivatives Not Designated as Hedging Instruments	December 31,
(In millions)	2011	2010

Assets:
Fixed maturity securities:
S&P 500 Index options	$7.2	$13.3

Liabilities:
Other policyholder funds:
Index-based interest guarantees	$49.5	$48.5

     The following table sets forth the amount of gain or loss recognized in earnings from the change in fair value of the Company's derivative assets and liabilities:

Derivatives Not Designated as Hedging Instruments	Years ended December 31,
(In millions)	2011	2010	2009

Net investment income:
S&P 500 Index options	$(0.2)	$8.4	$4.7

Interest credited:
Index-based interest guarantees	(1.3)	(5.8)	0.4

Net (loss) gain	$(1.5)	$2.6	$5.1

     Fluctuations in the fair value of the S&P 500 Index options related to the volatility of the S&P 500 Index decreased net investment income for 2011 and increased net investment income for 2010 and 2009. Fluctuations in the fair value of the index-based interest guarantees related to the volatility of the S&P 500 Index and the Company's annual update of the key assumptions used to value the index-based interest guarantees, a process known as "unlocking," increased interest credited for 2011 and 2010 and decreased interest credited for 2009. The combined changes in the fair value of the S&P Index options and the index-based interest guarantees resulted in a net loss for 2011 and net gains for 2010 and 2009.

     The Company does not bear derivative-related risk that would require it to post collateral with another institution, and its index option contracts do not contain counterparty credit-risk-related contingent features. The Company is exposed to the credit worthiness of the institutions from which it purchases its S&P 500 Index options and these institutions' continued abilities to perform according to the terms of the contracts. The current values for the credit exposure have been affected by fluctuations in the S&P 500 Index. The Company's maximum credit exposure would require an increase of approximately 13.2% in the value of the S&P 500 Index. The maximum credit risk is calculated using the cap strike price within the Company's index option contracts less the floor price, multiplied by the notional amount of the contracts.

     The following table sets forth the fair value of the Company's derivative assets and its maximum credit risk exposure related to its derivatives:

	December 31, 2011
	Assets at Fair Value	Maximum Credit Risk
(In millions)

Counterparty:
Merrill Lynch International	$2.5	$8.0
The Bank of New York Mellon	4.1	10.3
Goldman Sachs	0.6	1.4

Total	$7.2	$19.7